Income Taxes	12 Months Ended
Jun. 30, 2023
Income Taxes [Abstract]
INCOME TAXES

14. INCOME TAXES

British Virgin Islands (“BVI”)

Under the current laws of the BVI, the Company’s BVI subsidiary, Ispire International, is not subject to income or capital gains taxes. In addition, dividend payments are not subject to withholding tax in the BVI.

Hong Kong

Under the two-tiered profits tax rates regime for Hong Kong, the first 2 million HKD of profits of the qualifying entity will be taxed at 8.25%, and profits above HKD 2 million will be taxed at 16.5%.

United States

The Company and Aspire North America LLC are each subject to the federal income tax rate if in a taxable position.

For the years ended June 30, 2022 and 2023, loss before income taxes consists of:

	Years ended June 30,
	2022	2023
HK	$6,679,431	$7,444,203
U.S.	(7,482,487)	(12,297,503)
Total	$(803,056)	$(4,853,300)

The reconciliation of the actual income taxes to the amount of tax computed by applying the aforementioned statutory tax rate to pre-tax income is as follows:

	Years ended June 30,
	2022	2023
Expected taxation at HK statutory rate	$(132,504)	$(800,795)
Tax effect of two-tiered profits tax regime	(21,142)	(21,055)
Effect of income tax rate difference in other jurisdictions	(336,712)	(553,388)
Non-deductible expenses	116,287	61,208
Non-taxable income	(10,764)	(22,378)
Change in valuation allowance	1,455,390	2,574,664
Others	542	(7,047)
Income tax expense	$1,071,097	$1,245,303

For the years ended June 30, 2022 and 2023, there are net operating losses of $8,519,617 and $14,584,702 that arose from Aspire North America LLC, which can be carried forward indefinitely to offset up to 80% of each year’s taxable income, until fully utilized. At June 30, 2022 and 2023, these net operating loss carryforwards may result in future income tax benefits of $1,789,120 and $3,062,787, respectively.

Valuation allowances provided against the deferred tax assets are related to the net operating loss carryforwards, as the Company’s management does not believe that sufficient positive evidence exists to conclude that the benefits of such deferred tax assets are more likely than not to be realized in full. The amount of the valuation allowance as of June 30, 2022 and 2023 was $1,925,780 and $4,500,444, respectively.

Deferred tax assets and liabilities represent the future effects on income taxes that result from temporary differences and carryforwards that exist at the balance sheet date, and are measured using enacted rates and provisions of the tax law. Deferred tax assets are recognized for deductible temporary differences as well as tax attributes.

Significant components of the Company’s deferred tax liabilities and assets as of June 30, 2022 and 2023 are as follows:

	Years ended June 30,
Deferred tax assets:	2022	2023
Net operating loss carryforward	$1,789,120	$3,062,787
Foreign payables	160,009	981,956
Accounts receivable impairment	-	508,980
Property, plant and equipment	(23,349)	(53,279)
Total deferred tax assets	1,925,780	4,500,444
Less: Valuation allowance	(1,925,780)	(4,500,444)
Net deferred tax asset	$-	$-

Movement of valuation allowance:

	Years ended June 30,
	2022	2023
At the beginning of the year	$375,307	$1,925,780
Current year addition	1,550,473	2,574,664
At the end of the year	$1,925,780	$4,500,444

The Company is subject to income taxes in the U.S. federal, state, and various foreign jurisdictions. Tax regulations within each jurisdiction are subject to the interpretation of the related tax laws and regulations and require significant judgment to apply. All of the Company’s tax years will remain open for examination by the US federal and state tax authorities from the date the returns are filed or are due, whichever is later. The Company does not have any tax audits or other issues pending.